UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

March 2, 2005
Date of Report (Date of Earliest Event Reported)

HARRIS INTERACTIVE INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-27577	16-1538028

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

135 Corporate Woods, Rochester, New York	14623

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number Including Area Code: (585) 272-8400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURES

Section 5 —	Corporate Governance and Management

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 2, 2005, Harris Interactive Inc. (the “Company”) and Bruce A. Newman, Executive Vice President — Finance and Secretary (Principal Accounting Officer) of the Company, agreed that Mr. Newman will leave his positions with the Company effective no later than April 29, 2005. Prior to his departure, Mr. Newman will be providing transition services to the Company. Effective as of March 2, 2005, Frank J. Connolly, Jr., Chief Financial Officer and Treasurer (Principal Financial Officer) of the Company, will also be serving as the Company’s Principal Accounting Officer. The information with respect to Mr. Connolly required by Items 401(b), (d) and (e) and Item 404(a) of Regulation S-K, together with a brief description of the material terms of his employment agreement with the Company, are included in Items 1.01 and 5.02 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 4, 2005 and incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS INTERACTIVE INC. (Registrant)
By:	/s/ Frank J. Connolly, Jr.
	Name:	Frank J. Connolly, Jr.
	Title:	Chief Financial Officer (Principal Financial Officer)

Dated: March 8, 2005